                                                                    EXHIBIT 99.2



                   WRITTEN STATEMENT OF CHAIRMAN AND PRESIDENT
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the annual report of NB Capital Corporation (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on Form 10-K on the date hereof (the "Report"), I, Jean Dagenais, Chief Financial Officer of the Company, certify that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                                  /s/ Jean Dagenais
                                                  ------------------------------
                                                  Jean Dagenais
                                                  Chief Financial Officer
                                                  Dated: March 31, 2003